SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                                 FORM 8-K
                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


           Date of Report:  January 28, 2002 (January 28, 2002)
                     (Date of earliest event reported)


                           ZIMMER HOLDINGS, INC.
          (Exact name of registrant as specified in its charter)


    Delaware                 001-16407             13-4151777
(State or other      (Commission File Number)    (IRS Employer
jurisdiction of                                Identification No.)
incorporation)


               345 East Main Street, Warsaw, Indiana  46580
                 (Address of principal executive offices)


Registrant's telephone number, including area code:  219/267-6131


Former name or former address, if changed since last report:  N/A

Item 5.   Other Events

On January 28, 2002, Zimmer Holdings, Inc. issued a press release regarding the recall of certain ceramic femoral heads supplied by a French manufacturer. A copy of that press release is filed as Exhibit 99 to this report and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

          Financial Statements

               None

          Exhibits

          99   Press Release dated January 28, 2002

                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              ZIMMER, HOLDINGS, INC.

Dated:  January 28, 2002


                         By: /s/ David Dvorak
                             David Dvorak
                             Senior Vice President
                             Corporate Affairs and General Counsel